UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2008
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado (Address of principal executive offices		80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 22, 2008, the Registrant will make a presentation to investors attending the Sidoti & Company LLC Fifth Annual Palm Beach Emerging Growth Institutional Investor Forum. The company’s presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein solely for purposes of this Item 7.01.
The information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information included in this report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)
January 22, 2008	/s/ Christopher L. Lawlor
Christopher L. Lawlor
Vice President -- Human Resources, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation